UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

SoOum Corp
(Name of small business in its charter)

Minnesota	000-7475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
590 Madison Avenue Suite 1800 New York, NY 10022
(Address of principal executive offices)

Registrant's telephone number:  (480) 287-6675

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

After the completion of the Company's 500 to 1 Reverse Split, SoOum Corp's outstanding shares of common stock as of November 17, 2017 is as follows:

•72,357,220 shares of common stock issued and outstanding

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOOUM CORP
Dated: November 17, 2017	By:	/s/ William Westbrook William Westbrook
	Title:	President

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